FINANCING RECEIVABLE - Schedule of loans receivable (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Current financing receivable
Used car financing	$ 8,445	$ 9,846
Financing for installment sales	1,576	1,654
Other financing	1,146	1,243
Less allowance for financing receivable	$ (11,167)	(9,257)
Current financing receivable, net		$ 3,486